UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2019

LOWE’S COMPANIES, INC.
(Exact name of registrant as specified in its charter)

North Carolina	1-7898	56-0578072
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Lowe’s Blvd.
Mooresville,	NC	28117
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		(704)	758-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.50 per share	LOW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 24, 2019, Lowe’s Companies, Inc. (the “Company”) filed a Form 8-K with the Securities and Exchange Commission (the “SEC”) disclosing that Matthew V. Hollifield, the Company’s Senior Vice President, Chief Accounting Officer and principal accounting officer, announced his intention to retire from the Company. On November 8, 2019, the Board of Directors of the Company (the “Board”) designated David M. Denton, Lowe’s Executive Vice President, Chief Financial Officer, as the Company’s principal accounting officer, effective immediately, in addition to his current role as the Company’s principal financial officer. No new compensatory arrangements will be entered into with Mr. Denton in connection with his appointment as the Company’s principal accounting officer. Information regarding Mr. Denton’s background, business experience, and compensation is incorporated by reference herein from the Company's Form 8-K and definitive proxy statement filed with the SEC on August 22, 2018 and April 18, 2019, respectively.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On November 8, 2019, the Board approved an amendment (the “Amendment”) to the Bylaws of the Company (the “Bylaws”) to lower the threshold ownership requirement to call a special meeting from 25% to 15% of shares outstanding. The decision to consider and support the Amendment is the result of the Company’s ongoing evaluation of governance trends, an analysis of voting outcomes on similar proposals at other companies, and benchmarking data of peer companies. Because the 2010 amendment to the Bylaws setting the threshold ownership requirement to call a special meeting at 25% of shares outstanding was submitted for approval by shareholders at the 2010 annual meeting of shareholders, the Amendment requires shareholder approval and the Board will submit the Amendment to shareholders for approval at the 2020 annual meeting of shareholders pursuant to North Carolina Business Corporation Act § 55-10-20. The amended Bylaws will be filed as an exhibit following approval by shareholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOWE’S COMPANIES, INC.

Date: November 13, 2019	By:	/s/ Ross W. McCanless
	Name:	Ross W. McCanless
	Title:	Executive Vice President, General Counsel and Corporate Secretary